EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.


                               DOR BIOPHARMA, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF
                                  COMMON STOCK

No.                                                               [_____] SHARES
                                                ORIGINAL ISSUE DATE [    ], 2004

                  FOR VALUE RECEIVED, DOR BIOPHARMA, INC., a Delaware corporation (the "COMPANY"), hereby certifies that [____________________], is entitled to purchase from the Company, at any time or from time to time commencing on the Original Issue Date and expiring at 5:00 P.M., New York City time, on the fifth (5th) anniversary of the Original Issue Date (as such date may be changed pursuant to Section 2 hereof, the "EXPIRATION DATE") ________ 1fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Company (the "WARRANT SHARES") for a per share exercise price of $0.87 (the "PER SHARE WARRANT PRICE"). The Per Share Warrant Price is subject to adjustment as hereinafter provided. Capitalized terms used and not otherwise defined in this Warrant shall have the meanings specified in Section 9, unless the context otherwise requires.

                  1. Exercise of Warrant.

                  (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Original Issue Date and expiring at 5:00 P.M., New York City time, on the Expiration Date (with the Exercise Notice at the end of this Warrant duly executed) at the address set forth in Section 10 hereof, together with payment of the Per Share Warrant Price multiplied by the number of Warrant Shares to which such exercise relates made by delivery to the Company of one or more types of Permitted Consideration.


-------------
1 40% OF THE SHARE NUMBER BEING PURCHASED BY THE INVESTOR PURSUANT TO THE PURCHASE AGREEMENT.

                  (b) If this Warrant is exercised in part, the Company will deliver to the Holder within three Trading Days of the date such Holder delivers to the Company this Warrant and an Exercise Notice, together with the payment of the aggregate Per Share Warrant Price for such exercise, a new Warrant covering the Warrant Shares which have not been exercised. By the expiration of the third Trading Day following the Holder's delivery of a Warrant, together with an Exercise Notice and the payment of the aggregate Per Share Warrant Price for such exercise, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined by reference to the closing sales price of the Common Stock on the date of the Exercise Notice), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                  (c) If,  after  the  Effectiveness  Date  (as  defined  in the
Registration Rights Agreement) the Warrant Shares to be issued are not registered and available for resale by the Holder pursuant to a registration statement in accordance with the Registration Rights Agreement, then notwithstanding anything contained herein to the contrary, the Holder may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making a cash payment of Permitted Consideration, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula:

         Net Number = (A x B) - (A x C)
                      -----------------
                              B

                      For purposes of the foregoing formula:

                           A=the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                           B=the average of the closing sales prices for the five Trading Days immediately prior to (but not including) the day that the Holder delivers the Exercise Notice at issue.

                           C=the Per Share Warrant Price.

                  (d) If, by the third Trading Day after the date that the Holder delivers an Exercise Notice, together with the payment of the aggregate Per Share Warrant Price for such exercise, the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 1(b), then the Holder will have the right to rescind such exercise.

                  (e) If, by the third Trading Day after the date that the Holder delivers an Exercise Notice, together with the payment of the aggregate Per Share Warrant Price for such exercise, the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 1(b), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant
Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

                  (f) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant shall be limited to the extent necessary to insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 3. By written notice to the Company, the Holder may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

                  (g) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in
Section 3. This restriction may not be waived.

                  2. Company's Option to Change Expiration Date.

         Notwithstanding anything herein to the contrary, in the event that (i) the closing sales price per share of Common Stock is in excess of 200% of the Per Share Warrant Price (as may be adjusted pursuant to Section 3) for twenty
(20) consecutive Trading Days, (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder (and the prospectus thereunder is available for use by the Holder as to all then available Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for the Common Stock, during the entire twenty (20) Trading Day period referenced in (i) above through the expiration of the Call Date as set forth in the Company's notice pursuant to this Section (the "CALL CONDITION PERIOD"), and (iii) the Company shall have complied in all material respects with its obligations under this Warrant and under the Purchase Agreement and the Common Stock shall at all times be listed on the AMEX, New York Stock Exchange or the Nasdaq National Market, then, subject to the conditions set forth in this Section, the Company may, in its sole discretion, elect to change the Expiration Date to 5:00 P.M., New York City time on the date that is the seventy-five (75) day after written notice thereof (a "CALL NOTICE") is received by the Holder (the "CALL DATE") at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice; provided, that the conditions to giving such notice must be in effect at all times during the Call Condition Period or any such notice shall be null and void. The Company and the Holder agree that, if and to the extent Section 1(f) or (g) of this Warrant would restrict the ability of the Holder to exercise this Warrant in the event of a delivery of a Call Notice, then notwithstanding anything to the contrary set forth in the Call Notice, the Call Notice shall be deemed automatically amended to apply only to such portion of this Warrant as may be exercised by the Holder by the Call Date in accordance with Section 1(f) and (g). The Holder will promptly (and, in any event, prior to the Call Date) notify the Company in writing following receipt of a Call Notice if Section 1(f) or (g) would restrict its exercise of the Warrant, specifying therein the number of Warrant Shares so restricted.

                  3. Certain Adjustments. The Per Share Warrant Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 3.

                           (a) If the Company, at any time while this Warrant is
outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Per Share Warrant Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                           (b)  If,  at  any  time   while   this   Warrant   is
outstanding, (1) the Company effects any merger or consolidation of the Company with or into another person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then thereafter this Warrant shall represent the right to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). For purposes of any such exercise, the determination of the Per Share Warrant Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Per Share Warrant Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's option and request, any successor to the Company or surviving entity (and, if an entity different from the successor or surviving entity, the entity whose capital stock or assets the Holders of Common Stock are entitled to receive as a result of such Fundamental Transaction) in such
Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Per Share Warrant Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity (and, if an entity different from the successor or surviving entity, the entity whose capital stock or assets the Holders of Common Stock are entitled to receive as a result of such Fundamental Transaction) to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.


                           (c)  Simultaneously  with any  adjustment  to the Per
Share Warrant Price pursuant to Section 3(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Per Share Warrant Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Per Share Warrant Price in effect immediately prior to such adjustment.

                           (d) All  calculations  under this  Section 3 shall be
made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

                           (e) Upon the occurrence of each  adjustment  pursuant
to this Section 3, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Per Share Warrant Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's transfer agent.

                  4. Fully Paid Stock; Taxes.

         The Company agrees that the shares of Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

                  5. Registration Under Securities Act .

                  (a) The Holder shall, with respect to the Warrant Shares, have the registration rights set forth in the Registration Rights Agreement. By acceptance of this Warrant, the Holder agrees to comply with the provisions of the Registration Rights Agreement.

                  (b) Until the later of (i) such time as the Holder shall be eligible to resell all of its Warrant Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (assuming Holder is not an "affiliate" of the Company, as defined in Rule 144), as evidenced by a legal opinion to such effect delivered by the Company's counsel and acceptable to each of the Company's transfer agent and the Holder, or (ii) the date on which all Warrant Shares have been sold under a Registration Statement or pursuant to Rule 144 ("RULE 144") as promulgated under the Securities Act, the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of the Warrant Shares in reliance upon Rule 144 promulgated under the Securities Act.

                  6. Investment Intent; Restrictions on Transferability.

                  (a) The Holder  represents,  by accepting this Warrant that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. Certificates representing Warrant Shares may, for so long as required in accordance with the Purchase Agreement, bear the restrictive legend set forth on the first page hereof. The Holder understands that the Holder must bear the economic risk of such Holder's investment in this Warrant and any Warrant Shares or other securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such Warrant shares or other securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, or an exemption from such registration is available.

                  (b) The Holder, by such Holder's acceptance of this Warrant, represents to the Company that such Holder is acquiring this Warrant and will acquire any Warrant Shares or other securities obtainable upon exercise of this Warrant for such Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such Warrant Shares or other securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

                  7. Loss, Theft, Destruction or Mutilation of Warrant.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder, a new Warrant of like date, tenor and denomination.

                  8. Warrant Holder Not Stockholder.

         This Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

                  9. Definitions.

         In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

         "CLOSING DATE" shall have the meaning given such term in the Purchase Agreement.

         "COMMON STOCK" shall mean the Common Stock, par value $.001 per share, of the Company, for which the Warrant is exercisable and any securities into which such common stock may hereafter be classified.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" shall mean the holder of this Warrant and "HOLDERS" shall mean the holder of this Warrant and the holders of all other Warrants.

         "MAJORITY OF THE HOLDERS" shall mean Holders of Warrants representing more than fifty percent (50%) of the shares of Common Stock obtainable upon exercise of the Warrants then outstanding.

         "PERMITTED   CONSIDERATION"   shall  mean  (a)  cash  or  other   funds
immediately available to the Company or (b) Warrant Shares in the event of a net exercise in accordance with the terms hereof.

         "PURCHASE AGREEMENT" shall mean that certain Securities Purchase Agreement, dated as of March 3, 2004 by and among the Company and the investors named therein, pursuant to which, among other things, the initial Holder purchased this Warrant.

         "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of March 3, 2004, by and among the Company and the Investors party thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and
(iii) hereof, then Trading Day shall mean a Business Day.

         "WARRANTS" shall mean this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants.

                  10.      Communication.

              All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, via a national recognized overnight mail delivery service, or by facsimile (provided the sender receives a machine-generated confirmation of successful transmission), if to the Company, to:

              If to the Company:

              DOR BioPharma Inc.
              1691 Michigan Ave.
              Suite 435
              Miami, Florida 33139
              Attn: President
              Fax:  (305) 534-3383

              With  a  copy  to  (except  in  the  case  of  Exercise   Notices,
Assignments and Partial Assignments):

              Katten Muchin Zavis Rosenman
              525 West Monroe Street
              Chicago, Illinois 60661
              Attn: Mark D. Wood, Esq.
              Fax:  (312) 577-8858

If to the Holder of this Warrant, to such Holder at the address listed on the records of the Company.

                  11. Reservation of Warrant Shares; Listing.

         The Company shall at all times prior to the Expiration Date (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal; and (b) use its reasonable best efforts to keep the Warrant Shares authorized for listing on any national securities exchange (or the NASDAQ National Market) on which the Common Stock is listed.

                  12. Headings; Severability.

         The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  13.      Applicable Law.

         This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

                  14. Specific Performance. The Company agrees that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms maybe specifically enforced by a decree for the specific performance of any obligation contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  15.      Amendment, Waiver, etc.

         Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders; provided, that neither the Per Share Warrant Price, Sections 1(f) or 1(g), nor the Expiration Date (subject to Section 2), nor this Section 15 may be amended without the consent of each affected Holder.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the Original Issue Date first above referenced.



                                          DOR BIOPHARMA, INC.



                                          By:      _________________________

                                          Name:    _________________________

                                          Title:   _________________________


ATTEST:

_____________________________
Secretary
[Corporate Seal]

                                   ASSIGNMENT


      FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DOR Biopharma, Inc.


Dated:_______________                       Signature:____________________

                                            Address:______________________


                               PARTIAL ASSIGNMENT

                  FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the Common Stock, par value $.001 per share, of DOR BioPharma, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of DOR BioPharma, Inc.


Dated:_______________                       Signature:____________________

                                            Address:______________________

                                 EXERCISE NOTICE

The undersigned hereby elects to purchase _____________ shares of Common Stock of DOR BioPharma, Inc. pursuant to the attached Warrant, and, if such Holder is not utilizing the cashless (or net) exercise provisions set forth in the Warrant, encloses herewith (if the undersigned shall not be utilizing the net exercise provisions of the Warrant) $________ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Per Share Warrant Price for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 1(g) or 1(g) (as applicable) of this Warrant to which this notice relates.

By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of


                                        PLEASE INSERT SOCIAL SECURITY OR
                                        TAX IDENTIFICATION NUMBER



                         (Please print name and address)